[BRIDGEWAY FUNDS LOGO]

                                SECOND REQUEST

Dear Shareholder,

We have recently mailed you proxy material relating to the Shareholder Meeting that is scheduled for October 1, 2003.

According to our latest records, we have not as yet received your voting instructions. In order to have your shares represented at the meeting, you must return a completed proxy. Please take a few minutes to execute the enclosed proxy and return it in the postage paid business reply envelope also included. For your convenience, you may also vote via the Internet or by touch-tone telephone as indicated on the proxy ballot.

Your vote is important regardless of the number of shares you own. With your cooperation, and that of fellow shareholders, you can avoid the inconvenience of future mailings and save your Fund additional expenses.

Thank you for your cooperation.

[BRIDGEWAY FUNDS LOGO]

                                 THIRD REQUEST

Dear Shareholder,

We have recently mailed you proxy material relating to the Shareholder Meeting that is scheduled for October 1, 2003.

According to our latest records, we have not as yet received your voting instructions. In order to have your shares represented at the meeting, you must return a completed proxy. Please take a few minutes to execute the enclosed proxy and return it in the postage paid business reply envelope also included. For your convenience, you may also vote via the Internet or by touch-tone telephone as indicated on the proxy ballot.

Your vote is important regardless of the number of shares you own. With your cooperation, and that of fellow shareholders, you can avoid the inconvenience of future mailings and save your Fund additional expenses.

Thank you for your cooperation.

[BRIDGEWAY FUNDS LOGO]

From:
PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132


VOTE ON THE INTERNET
o Read the Proxy Statement and have this card at hand
o Log on to www.proxyweb.com
o Enter the CONTROL NUMBER shown below
  and follow the on-screen instructions
o Do not return this paper ballot

VOTE BY PHONE
o Read the Proxy Statement and have this card at hand
o Call toll-free 1-800-690-6903
o Enter the CONTROL NUMBER shown below
  and follow the recorded instructions
o Do not return this paper ballot

VOTE BY FAX
o Read the Proxy Statement and have this card at hand
o Vote, sign and date proxy card
o Fax both front and back of card to
  1-877-226-7171

                                      OR
           MARK YOUR PROXY BALLOT AND RETURN BY MAIL IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE


                        4 EASY WAYS TO VOTE YOUR PROXY
                        ------------------------------
    1. Automated Touch Tone Voting: CALL TOLL-FREE 1-800-690-6903.
    2. On the Internet at www.proxyweb.com and use the control number below.
    3. Fax front and back of proxy card to 1-877-226-7171.
    4. Vote, sign, date and return proxy card enclosed envelope.

                             Bridgeway Funds, Inc.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned shareholder of Bridgeway Funds, Inc. (the "Bridgeway Funds") hereby constitutes and appoints Mr. Miles D. Harper III and Ms. Joanna Barnhill, and each of them, singly, to act as Proxies and Attorneys of the undersigned, with full power of substitution to vote and act upon all matters (unless and except as expressly limited on the back of this card) at the Special Meeting of Shareholders ("Meeting") to be held on Wednesday, October 1, 2003 at 10:00 a.m. and any and all adjournments thereof. Such appointments relate to the shares of Common Stock of Bridgeway Funds held by the undersigned or in respect of which the undersigned would be entitled to vote or act with all powers the undersigned would possess if personally present. All Proxies previously given by the undersigned in respect of said Meeting will be revoked by a subsequent Proxy with a later date or by his/her attending and voting in the Meeting.

                             SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                                 USING THE ENCLOSED PREPAID ENVELOPE.

                               Dated:_________________________, 2003

                    ----------------------------------------------------------
                    |                                                        |
                    |                                                        |
                    ----------------------------------------------------------
                    Signature(s) and Title(s) (if applicable) (Sign in the Box)

                The signature(s) on this Proxy should correspond exactly to the shareholder(s) name as shown hereon. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee, or Guardian should give their full title.

                                                                        BWF - R

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND 10. NOTE: THERE IS NO PROPOSAL 9 AS THIS PERTAINS TO THE ULTRA-SMALL COMPANY FUND OF BRIDGEWAY FUNDS ONLY.



                                    PLEASE FILL IN BOXES AS SHOWN USING BLACK
                                    OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                    PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect five Directors to the Bridgeway Funds. FOR WITHHOLD FOR ALL
     (01) Kirbyjon Caldwell (03) Miles Douglas Harper, III  ALL    ALL   EXCEPT*
     (02) Karen Gerstner (04) John N.R. Montgomery          [ ]    [ ]     [ ]
     (05) Michael D. Mulcahy

INSTRUCTION: TO WITHHOLD VOTING FOR AN INDIVIDUAL NOMINEE,
MARK "FOR ALL EXCEPT" AT RIGHT AND WRITE THAT NOMINEE'S
NUMBER ON THE LINE BELOW.


--------------------------------------------------------

                                                             FOR AGAINST ABSTAIN
Proposal 2. To ratify the selection of independent auditors  [ ]   [ ]     [ ]
of Bridgeway Funds.

Proposal 3. To approve a change in Bridgeway Funds'          [ ]   [ ]     [ ]
investment restrictions to permit the borrowing and lending of cash between the Funds once Securities and Exchange
Commission ("SEC") permission is received.

Proposal 4. To permit Bridgeway Funds to pursue investment   [ ]   [ ]     [ ]
in individual stock options and futures.

Proposal 5. To ratify the Board's decision to offer          [ ]   [ ]     [ ]
additional classes of shares of Bridgeway Funds at a future date.

Proposal 6. To approve a modification to the existing 12b-1  [ ]   [ ]     [ ]
plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25%. (Does not increase fees for existing class of shares in current
Funds).

Proposal 7. To approve the Management Agreement between the  [ ]   [ ]     [ ]
Adviser and the Bridgeway Funds.

Proposal 8. To consider and act upon such other business as  [ ]   [ ]     [ ]
may properly come before the Meeting or before any adjournment thereof.

Proposal 10. To increase in the percentage of allowable      [ ]   [ ]     [ ]
short positions in the Fund for the purposes of managing risk.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                        BWB - R

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND 9.

                                    PLEASE FILL IN BOXES AS SHOWN USING BLACK
                                    OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                    PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect five Directors to the Bridgeway Funds. FOR WITHHOLD FOR ALL
     (01) Kirbyjon Caldwell (03) Miles Douglas Harper, III  ALL    ALL   EXCEPT*
     (02) Karen Gerstner (04) John N.R. Montgomery          [ ]    [ ]     [ ]
     (05) Michael D. Mulcahy

INSTRUCTION: TO WITHHOLD VOTING FOR AN INDIVIDUAL NOMINEE,
MARK "FOR ALL EXCEPT" AT RIGHT AND WRITE THAT NOMINEE'S
NUMBER ON THE LINE BELOW.


--------------------------------------------------------

                                                             FOR AGAINST ABSTAIN
Proposal 2. To ratify the selection of independent auditors  [ ]   [ ]     [ ]
of Bridgeway Funds.

Proposal 3. To approve a change in Bridgeway Funds'          [ ]   [ ]     [ ]
investment restrictions to permit the borrowing and lending of cash between the Funds once Securities and Exchange
Commission ("SEC") permission is received.

Proposal 4. To permit Bridgeway Funds to pursue investment   [ ]   [ ]     [ ]
in individual stock options and futures.

Proposal 5. To ratify the Board's decision to offer          [ ]   [ ]     [ ]
additional classes of shares of Bridgeway Funds at a future date.

Proposal 6. To approve a modification to the existing 12b-1  [ ]   [ ]     [ ]
plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25%. (Does not increase fees for existing class of shares in current
Funds).

Proposal 7. To approve the Management Agreement between the  [ ]   [ ]     [ ]
Adviser and the Bridgeway Funds.

Proposal 8. To consider and act upon such other business as  [ ]   [ ]     [ ]
may properly come before the Meeting or before any adjournment thereof.

Proposal 9. To approve a change in the investment            [ ]   [ ]     [ ]
restrictions to permit Bridgeway Funds to lend the Fund's securities to third parties as permitted by the SEC.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                        BWU - R

Specify your vote on each proposal by checking the appropriate space. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND 8.

                                    PLEASE FILL IN BOXES AS SHOWN USING BLACK
                                    OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                    PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect five Directors to the Bridgeway Funds. FOR WITHHOLD FOR ALL
     (01) Kirbyjon Caldwell (03) Miles Douglas Harper, III  ALL    ALL   EXCEPT*
     (02) Karen Gerstner (04) John N.R. Montgomery          [ ]    [ ]     [ ]
     (05) Michael D. Mulcahy

INSTRUCTION: TO WITHHOLD VOTING FOR AN INDIVIDUAL NOMINEE,
MARK "FOR ALL EXCEPT" AT RIGHT AND WRITE THAT NOMINEE'S
NUMBER ON THE LINE BELOW.


--------------------------------------------------------

                                                             FOR AGAINST ABSTAIN
Proposal 2. To ratify the selection of independent auditors  [ ]   [ ]     [ ]
of Bridgeway Funds.

Proposal 3. To approve a change in Bridgeway Funds'          [ ]   [ ]     [ ]
investment restrictions to permit the borrowing and lending of cash between the Funds once Securities and Exchange
Commission ("SEC") permission is received.

Proposal 4. To permit Bridgeway Funds to pursue investment   [ ]   [ ]     [ ]
in individual stock options and futures.

Proposal 5. To ratify the Board's decision to offer          [ ]   [ ]     [ ]
additional classes of shares of Bridgeway Funds at a future date.

Proposal 6. To approve a modification to the existing 12b-1  [ ]   [ ]     [ ]
plan to include a provision for future classes of shares to accommodate 12b-1 fees up to a maximum of 0.25%. (Does not increase fees for existing class of shares in current
Funds).

Proposal 7. To approve the Management Agreement, as revised  [ ]   [ ]     [ ]
between the Adviser and the Bridgeway Funds.

Proposal 8. To consider and act upon such other business as  [ ]   [ ]     [ ]
may properly come before the Meeting or before any adjournment thereof.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                        BWA - R